SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                February 27, 1998

    Bear Stearns Mortgage Securities Inc. (as Seller under a Pooling and Servicing Agreement dated as of February 1, 1998 providing for the issuance of the Mortgage Pass-Through Certificates, Series 1998-1)

                      BEAR STEARNS MORTGAGE SECURITIES INC.
               (Exact name of registrant as specified in charter)

       Delaware                    333-13617                    13-3633241
  (State or other                 (Commission                  (IRS Employer
   jurisdiction of                File Number)               Identification No.)
   incorporation)


                    245 Park Avenue, New York, New York 10167
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (212) 272-2000

                                 Not Applicable
          (Former name or former address, if changed since last report)
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 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits

    Exhibit No.

             1.1 Terms Agreement dated as of February 25, 1998 among the Registrant, Bear, Stearns & Co. Inc. and First Union Capital Markets Corp.

             4.1 Pooling and Servicing Agreement dated as of February 1, 1998 among the Registrant, Norwest Bank Minnesota, N.A. and The Chase Manhattan Bank.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            BEAR STEARNS MORTGAGE SECURITIES INC.
                                        (Registrant)


    Date: February 27, 1998        By: /s/ Joseph T. Jurkowski, Jr.
                                      Name: Joseph T. Jurkowski, Jr.
                                      Title:  Vice President

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                                  EXHIBIT INDEX


Exhibit Number                   Description

         1.1 Terms Agreement dated as of February 25, 1998 among the Registrant, Bear, Stearns & Co. Inc. and First Union Capital Markets Corp.

         4.1 Pooling and Servicing Agreement dated as of February 1, 1998 among the Registrant, Norwest Bank Minnesota, N.A., and The Chase Manhattan Bank